SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 3, 2006

                                ST. JOSEPH, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    COLORADO
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


             0-49936                            CH 47-0844532
--------------------------------------------------------------------------------
    (Commission File Number)          (IRS Employer Identification No.)


   4870 S. Lewis, Suite 250 Tulsa, OK                        74105
--------------------------------------------------------------------------------
 (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code (918) 742-1888


                                      N/A
       (Former name or former address, if changed since last report)

Item 8.01  Other Events.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                ST. JOSEPH, INC. (Registrant)



                                By:  /s/ John H. Simmons
                                     ---------------------------------
                                     John H. Simmons, President
Date: January 3, 2006

                             INDEX TO EXHIBITS

     Exhibit No.        Exhibit
     -----------        -------
        99.1            Registrant's Press Release.